SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 9,2005


                          MANAKOA SERVICES CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


        000-27365                                          88-0440528
 -------------------------------------------------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)


Section 8 - Other Events

     Item 8.01 Other Events.

On November 11, 2005, Manakoa Services Corporation issued a press release to announce that it had reached a partner agreement with Secure Venture Technologies of Berthoud, CO (SVT). SVT will serve as its agent to provide sales, software development and product support for the System Controls MP
(SCMP) for MOM 2005.

On November 11, 2005, Manakoa Services Corporation issued a press release to announce the acceptance of Dr. G. Robert Williams, co-founder, CEO and director's resignation. James C. Katzaroff, president and board member, will take over as CEO. Robert Papke, VP and Corporate Secretary, will assume the role as president and Mr. Williams' vacated board seat.

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

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit
  No. Description
----- --------------------------------------------------------------------------
99.1 Press Release issued by MANAKOA  SERVICES  CORPORATION,  dated November 11,
     2005
99.2 Press Release issued by MANAKOA  SERVICES  CORPORATION,  dated November 11,
     2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 11/11/05                                  By: /s/ James C. Katzaroff
                                                 -------------------------------
                                                 Name: James C. Katzaroff
                                                 Title: Chief Executive Officer

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